UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2022

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 526 South Church Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218
1-3382	DUKE ENERGY PROGRESS, LLC (a North Carolina limited liability company) 410 South Wilmington Street Raleigh, North Carolina 27601-1748 704-382-3853	56-0165465

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Depositary Shares each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC
3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange
3.85% Senior Notes due 2034	DUK 34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. Other Events.

On October 6, 2022, Duke Energy Progress, LLC (“DEP”) filed a rate case with the North Carolina Utilities Commission (the “NCUC”) to request an increase in base rate retail revenues.  DEP’s rate request before the NCUC includes a Performance Based Regulation Application which includes a Multi-Year Rate Plan (“MYRP”) and proposes rates for 3 years within the MYRP period.  If approved by the NCUC, the net increase in retail revenues in year one is about $326 million or 8.5%, followed by $151 million (3.9%) in year two and $138 million (3.6%) in year three – a total 16% increase by late 2025.  The rate case filing requests an overall rate of return of 7.13% based on approval of a 10.2% return on equity and a 53% equity component of the capital structure.

Although a procedural schedule has not yet been established by the NCUC, hearings are expected to commence in May 2023. DEP intends to implement temporary rates, subject to refund, on June 1, 2023 for the historic base case increase and has requested the NCUC approve the requested permanent total Year 1 rates to be effective no later than October 1, 2023.

An overview providing additional detail on the filing is attached to this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Duke Energy Progress Summary of 2022 Rate Case Filing
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: October 6, 2022	By:	/s/ David S. Maltz
Name:	David S. Maltz
Title:	Vice President, Legal, Chief Governance Officer and Assistant Corporate Secretary

DUKE ENERGY PROGRESS, LLC
Date: October 6, 2022	By:	/s/ David S. Maltz
Name:	David S. Maltz
Title:	Vice President, Legal, Chief Governance Officer and Assistant Secretary